Summary of significant accounting policies	12 Months Ended
Dec. 31, 2015
Accounting Policies [Abstract]
Summary of significant accounting policies
Summary of significant accounting policies
Basis of presentation
The accompanying consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP").
Principles of consolidation
The consolidated financial statements include the accounts of the Company and its wholly and majority owned subsidiaries after elimination of intercompany balances and transactions. Noncontrolling interest principally represents ownership by others of the equity in our consolidated majority owned South African subsidiary.
The Company's investment in an operating entity where the Company has the ability to exert significant influence, but does not control operating and financial policies, is accounted for using the equity method. The Company's share of the net income of this entity is recorded as "Earnings from equity investment" in the consolidated statements of comprehensive income (loss). The investment in this entity is included in "Investment in unconsolidated subsidiary" in the consolidated balance sheets. The Company reports its share of equity earnings within operating income as the investee's operations are similar in nature to the operations of the Company.
Reclassifications
Certain reclassifications, such as the one related to debt issuance cost, have been made in prior period financial statements to conform with the current period presentation. Reclassifications have no impact on the Company's financial position, results of operations or cash flows.
Use of estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
In the preparation of these consolidated financial statements, estimates and assumptions have been made by management including, among others, costs to complete contracts, an assessment of percentage of completion of projects, the selection of useful lives of tangible and intangible assets, fair value of reporting units used for goodwill impairment testing, expected future cash flows from long lived assets to support impairment tests, provisions necessary for trade receivables, amounts of deferred taxes and income tax contingencies. Actual results could differ from these estimates.
The financial reporting of contracts depends on estimates, which are assessed continually during the term of those contracts. Recognized revenues and income are subject to revisions as the contract progresses to completion and changes in estimates are reflected in the period in which the facts that give rise to the revisions become known. Additional information that enhances and refines the estimating process that is obtained after the balance sheet date, but before issuance of the financial statements is reflected in the financial statements.
Cash and cash equivalents
Cash and cash equivalents consist of cash on deposit and high quality, short term money market instruments with an original maturity of three months or less. Cash equivalents are stated at cost plus accrued interest, which approximates fair value.
Accounts receivable-trade
Trade accounts receivables are carried at their estimated collectible amounts. Trade credit is generally extended on a short-term basis; thus receivables do not bear interest, although a finance charge may be applied to amounts past due. The Company maintains an allowance for doubtful accounts for estimated losses that may result from the inability of its customers to make required payments. Such allowances are based upon several factors including, but not limited to, credit approval practices, industry and customer historical experience as well as the current and projected financial condition of the specific customer. Accounts receivable outstanding longer than contractual terms are considered past due. The Company writes off accounts receivable to the allowance for doubtful accounts when they become uncollectible. Any payments subsequently received on receivables previously written off are credited to bad debt expense.
The change in amounts of the allowance for doubtful accounts during the three year period ended December 31, 2015 is as follows (in thousands):

Period ended	Balance at beginning of period	Charged to expense	Deductions or other	Balance at end of period
December 31, 2013	$5,891	$2,925	$(3,091)	$5,725
December 31, 2014	5,725	2,492	(2,571)	5,646
December 31, 2015	5,646	4,358	(1,885)	8,119

Inventories
Inventory consisting of finished goods and materials and supplies held for resale is carried at the lower of cost or market. For certain operations, cost, which includes the cost of raw materials and labor for finished goods, is determined on a first-in first-out basis. For other operations, this cost is determined on an average cost basis. Market means current replacement cost except that (1) market should not exceed net realizable value and (2) market should not be less than net realizable value reduced by an allowance for a normal profit margin. The Company continuously evaluates inventories, based on an analysis of inventory levels, historical sales experience and future sales forecasts, to determine obsolete, slow-moving and excess inventory. Adjustments to reduce such inventory to its estimated recoverable value have been recorded by management.
Property and equipment
Property and equipment are stated at cost less accumulated depreciation. Equipment held under capital leases are stated at the present value of minimum lease payments. Expenditures for property and equipment and for items which substantially increase the useful lives of existing assets are capitalized at cost and depreciated over their estimated useful life utilizing the straight-line method. Routine expenditures for repairs and maintenance are expensed as incurred. Depreciation is computed using the straight-line method based on the estimated useful lives of assets, generally three to thirty years. Property and equipment held under capital leases are amortized straight-line over the shorter of the lease term or estimated useful life of the asset. Gains or losses resulting from the disposition of assets are recognized in income, and the related asset cost and accumulated depreciation are removed from the accounts. Assets acquired in connection with business combinations are recorded at fair value.
Rental equipment consists of equipment leased to customers under operating leases. Rental equipment is recorded at cost and depreciated using the straight-line method over the estimated useful life of three to ten years.
The Company reviews long-lived assets for potential impairment whenever events or changes in circumstances indicate that the carrying amount of a long-lived asset may not be recoverable. In performing the review for impairment, future cash flows expected to result from the use of the asset and its eventual disposal are estimated. If the undiscounted future cash flows are less than the carrying amount of the assets, there is an indication that the asset may be impaired. The amount of the impairment is measured as the difference between the carrying value and the estimated fair value of the asset. The fair value is determined either through the use of an external valuation, or by means of an analysis of discounted future cash flows based on expected utilization. The impairment loss recognized represents the excess of the assets carrying value as compared to its estimated fair value. For the years ended December 31, 2015, 2014 and 2013, no impairments were recorded.
To the extent that asset retirement obligations are incurred, the Company records the fair value of an asset retirement obligation as a liability in the period in which the associated legal obligation is incurred. The fair values of these obligations are recorded as liabilities on a discounted basis. The costs associated with these liabilities are capitalized as part of the related assets and depreciated. Over time, the liabilities are accreted for any change in their present value.
Goodwill and intangible assets
For goodwill and intangible assets with indefinite lives, an assessment for impairment is performed annually or when there is an indication an impairment may have occurred. The Company completes its annual impairment test for goodwill and other indefinite-lived intangibles using an assessment date of October 1. Goodwill is reviewed for impairment by comparing the carrying value of each of our six reporting unit’s net assets (including allocated goodwill) to the fair value of the reporting unit. The fair value of the reporting units is determined using a discounted cash flow approach. Determining the fair value of a reporting unit requires the use of estimates and assumptions. Such estimates and assumptions include revenue growth rates, operating margins, weighted average costs of capital, a terminal growth rate, and future market conditions, among others. The Company believes that the estimates and assumptions used in impairment assessments are reasonable. If the reporting unit’s carrying value is greater than its fair value, a second step is performed whereby the implied fair value of goodwill is estimated by allocating the fair value of the reporting unit in a hypothetical purchase price allocation analysis. The Company recognizes a goodwill impairment charge for the amount by which the carrying value of goodwill exceeds its fair value. Any impairment losses are reflected in operating income. Due to the further deterioration of market conditions for our products, the Company performed the impairment test on all six reporting units, and recorded $123.2 million of impairment losses for its Subsea reporting unit for the year ended December 31, 2015. If these market conditions continue to exist, the Company may have additional impairment charges in its reporting units in the future. In 2014 and 2013, no goodwill impairment losses were recorded.
Intangible assets with definite lives comprised of customer and distributor relationships, non-compete agreements, and patents are amortized on a straight-line basis over the life of the intangible asset, generally three to seventeen years. These assets are tested for impairment whenever events or changes in circumstances indicate that their carrying amount may not be recoverable. In the fourth quarter of 2015, $1.9 million of intangible assets were written off related to trade names no longer in use. No impairments to intangible assets were recorded in 2014 and 2013. Refer to Note 7, Goodwill and intangible assets, for further discussion.
Recognition of provisions for contingencies
In the ordinary course of business, the Company is subject to various claims, suits and complaints. The Company, in consultation with internal and external advisors, will provide for a contingent loss in the consolidated financial statements if it is probable that a liability has been incurred at the date of the consolidated financial statements and the amount can be reasonably estimated. If it is determined that the reasonable estimate of the loss is a range and that there is no best estimate within the range, provision will be made for the lower amount of the range. Legal costs are expensed as incurred.
An assessment is made of the areas where potential claims may arise under the contract warranty clauses. Where a specific risk is identified and the potential for a claim is assessed as probable and can be reasonably estimated, an appropriate warranty provision is recorded. Warranty provisions are eliminated at the end of the warranty period except where warranty claims are still outstanding. The liability for product warranty is included in other accrued liabilities on the consolidated balance sheet.
Changes in the Company’s warranty liability were as follows (in thousands):

Period ended	Balance at beginning of period	Charged to expense	Deductions or other	Balance at end of period
December 31, 2013	$3,777	$3,442	$(1,939)	$5,280
December 31, 2014	5,280	2,588	(2,554)	5,314
December 31, 2015	5,314	5,539	(5,156)	5,697

Revenue recognition and deferred revenue
Revenue is recognized when all of the following criteria have been met: (a) persuasive evidence of an arrangement exists, (b) delivery of the equipment has occurred or services have been rendered, (c) the price of the product or service is fixed and determinable and (d) collectability is reasonably assured. Revenue from product sales, including shipping costs, is recognized as title passes to the customer, which generally occurs when items are shipped from the Company’s facilities. Revenue from services is recognized when the service is completed to the customer’s specifications.
Customers are sometimes billed in advance of services performed or products manufactured, and the Company recognizes the associated liability as deferred revenue.
Revenue generated from long-term contracts typically longer than six months in duration are recognized on the percentage-of-completion method of accounting. The Company recognizes revenue and cost of goods sold each period based upon the advancement of the work-in-progress unless the stage of completion is insufficient to enable a reasonably certain forecast of profit to be established. In such cases, no profit is recognized during the period. The percentage-of-completion is calculated based on the ratio of costs incurred to-date to total estimated costs, taking into account the level of completion. The percentage-of-completion method requires management to calculate reasonably dependable estimates of progress toward completion of contract revenues and contract costs. Whenever revisions of estimated contract costs and contract values indicate that the contract costs will exceed estimated revenues, thus creating a loss, a provision for the total estimated loss is recorded in that period.
Primarily related to the remotely operated vehicles ("ROVs"), which may take longer to manufacture, accounting estimates during the course of the project may change. The effect of such a change, which can be upward as well as downward, is accounted for in the period of change and the cumulative income recognized to date is adjusted to reflect the latest estimates. These revisions to estimates are accounted for on a prospective basis.
On a contract by contract basis, cost and profit in excess of billings represents the cumulative revenue recognized less the cumulative billings to the customer. Similarly, billings in excess of costs and profits represent the cumulative billings to the customer less the cumulative revenue recognized.
Revenue from the rental of equipment or providing of services is recognized over the period when the asset is rented or services are rendered and collectability is reasonably assured. Rates for asset rental and service provision are priced on a per day, per man hour, or similar basis.
Concentration of credit risk
Financial instruments which potentially subject the Company to credit risk include trade accounts receivable. Trade accounts receivable consist of uncollateralized receivables from domestic and internationally based customers. For the years ended December 31, 2015, 2014 and 2013, no one customer accounted for 10% or more of the total revenue or 10% more of the total accounts receivable balance at the end of the respective period.
Share-based compensation
The Company measures all share-based compensation awards at fair value on the date they are granted to employees and directors, and recognizes compensation cost, net of forfeitures, over the requisite service period for awards with only a service condition, and over a graded vesting period for awards with service and performance or market conditions.
The fair value of share-based compensation awards with market conditions is measured using a lattice model and in accordance with Accounting Standards Codification ("ASC") 718, is not adjusted based on actual achievement of the performance goals. The Black-Scholes option pricing model is used to measure the fair value of options. The following sections address the assumptions used related to the Black-Scholes option pricing model:
Expected life
The expected term of stock options represents the period the stock options are expected to remain outstanding and is based on the simplified method, which is the weighted average vesting term plus the original contractual term divided by two. The Company uses the simplified method due to a lack of sufficient historical share option exercise experience upon which to estimate an expected term.
Expected volatility
Expected volatility measures the amount that a stock price has fluctuated or is expected to fluctuate during a period and is estimated based on a weighted average of the Company's historical stock price.
Dividend yield
The Company has never declared or paid any cash dividends and does not plan to pay cash dividends in the foreseeable future. Therefore, a zero expected dividend yield was used in the valuation model.
Risk-free interest rate
The risk-free interest rate is based on United States Treasury zero-coupon issues with remaining terms similar to the expected term on the options.
Forfeitures
The Company estimates forfeitures at the time of grant and revises those estimates in subsequent periods if actual forfeitures differ from those estimates. The Company uses historical data to estimate pre-vesting option forfeitures and record stock-based compensation expense only for those awards that are expected to vest. If the Company’s actual forfeiture rate is materially different from its estimate, the stock-based compensation expense could be different from what the Company has recorded in the current period. Historically, estimated forfeitures have been in line with actual forfeitures.
Income taxes
The Company follows the liability method of accounting for income taxes. Under this method, deferred income tax assets and liabilities are determined based upon temporary differences between the carrying amounts and tax bases of the Company’s assets and liabilities at the balance sheet date, and are measured using enacted tax rates and laws that will be in effect when the differences are expected to reverse. The effect on deferred tax assets and liabilities of a change in the tax rates is recognized in income in the period in which the change occurs. The Company records a valuation allowance in each reporting period when management believes that it is more likely than not that any deferred tax asset created will not be realized.
Accounting guidance for income taxes requires that the Company recognize the financial statement benefit of a tax position only after determining that the relevant tax authority would more likely than not sustain the position following an audit. If a tax position meets the "more likely than not" recognition criteria, accounting guidance requires the tax position be measured at the largest amount of benefit greater than 50% likely of being realized upon ultimate settlement.
Earnings per share
Basic earnings per share for all periods presented equals net income divided by the weighted average number of the shares of the Company’s common stock outstanding during the period. Diluted earnings per share is computed by dividing net income by the weighted average number of shares of the Company’s common stock outstanding during the period as adjusted for the dilutive effect of the Company’s stock options, restricted share plans and warrants.
The exercise price of each option is based on the Company’s stock price at the date of grant. There is no dilutive effect for the year 2015 since the Company is in a net loss position. The diluted earnings per share calculation excludes approximately 0.5 million stock options, and 0.3 million stock options and warrants for the years ended December 31, 2014 and 2013, respectively, because they were anti-dilutive as the option exercise price or warrant conversion price was greater than the average market price of the common stock.
The following is a reconciliation of the number of shares used for the basic and diluted earnings per share computations (shares in thousands):

	December 31,
	2015	2014	2013
Basic weighted average shares outstanding	89,908	92,628	90,697
Dilutive effect of stock option, restricted share plan and warrants	—	2,680	3,907
Diluted weighted average shares outstanding	89,908	95,308	94,604

Non-U.S. local currency translation
The Company operates globally and its primary functional currency is the U.S. dollar ($). The majority of the Company’s non-U.S. operations have designated the local currency as their functional currency. Financial statements of these non-U.S. operations are translated into U.S. dollars using the current rate method whereby assets and liabilities are translated at the balance sheet rate and income and expenses are translated into U.S. dollars at the average exchange rates in effect during the period. The resultant translation adjustments are reported as a component of accumulated other comprehensive income (loss) within stockholders’ equity.
Noncontrolling interest
Noncontrolling interests are classified as equity in the consolidated balance sheets. Net earnings include the net earnings for both controlling and noncontrolling interests, with disclosure of both amounts on the consolidated statements of earnings.
Fair value
The carrying amounts for financial instruments classified as current assets and current liabilities approximate fair value, due to the short maturity of such instruments. The book values of other financial instruments, such as the Company’s debt related to the Credit Facility, approximates fair value because interest rates charged are similar to other financial instruments with similar terms and maturities and the rates vary in accordance with a market index.
For the financial assets and liabilities disclosed at fair value, fair value is determined as the exit price, or the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The established fair value hierarchy divides fair value measurement into three broad levels:

•	Level 1 - inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date;

•	Level 2 - inputs other than quoted prices included within Level 1 that are observable for the assets or liability, either directly or indirectly; and

•	Level 3 - inputs are unobservable for the asset or liability, which reflect the best judgment of management.
The financial assets and liabilities that are disclosed at fair value for disclosure purposes are categorized in one of the above three levels based on the lowest level input that is significant to the fair value measurement in its entirety. Level 1 provides the most reliable measure of fair value, whereas Level 3 generally requires significant management judgment.
Recent accounting pronouncements
From time to time, new accounting pronouncements are issued by the Financial Accounting Standards Board ("FASB"), which are adopted by the Company as of the specified effective date. Unless otherwise discussed, management believes that the impact of recently issued standards, which are not yet effective, will not have a material impact on the Company’s consolidated financial statements upon adoption.
In February 2016, the FASB issued Accounting Standards Update ("ASU") No.2016-02, Leases.  Under this new guidance, lessees will be required to recognize assets and liabilities on the balance sheet for the rights and obligations created by all leases with terms of more than twelve months. The standard will take effect for public companies for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2018.  The Company is currently evaluating the impact of the adoption of this guidance.
In November 2015, the FASB issued ASU No. 2015-17, Simplifying the Presentation of Deferred Income Tax, which requires deferred tax liabilities and assets to be classified as non-current in a classified statement of financial position. The amendments in this Update apply to all entities that present a classified statement of financial position. The current requirement that deferred tax liabilities and assets of a tax-paying component of an entity be offset and presented as a single amount is not affected by the amendments in this Update. The new standard will be effective for public companies for the fiscal year beginning after December 15, 2016, including interim periods within those fiscal years. The Company has early adopted the guidance prospectively as of December 31, 2015, which resulted in the reclassification of its current deferred tax assets and liabilities into non-current in the consolidated balance sheet as of December 31, 2015. No prior periods were retrospectively adjusted. Refer to Note 9 Income taxes for further information related to the early adoption of this guidance.
In September 2015, the FASB issued ASU No. 2015-16, Simplifying the Accounting for Measurement-Period Adjustments. This new standard specifies that an acquirer in a business combination should recognize adjustments to provisional amounts that are identified during the measurement period in the reporting period in which the adjustment amounts are determined, eliminating the current requirement to retrospectively account for these adjustments. Additionally, the full effect on earnings of changes in depreciation, amortization, or other income effects, if any, as a result of the change to the provisional amounts should be recognized in the same period as the adjustments to the provisional amounts. The new standard will be effective for the Company for the fiscal year beginning January 1, 2016 and interim periods thereafter. The guidance is not expected to have a material impact on the consolidated financial statements.
In August 2015, the FASB issued ASU No. 2015-15, Presentation and Subsequent Measurement of Debt Issuance Cost Associated with Line of Credit Arrangements, which confirms that fees related to line of credit arrangements are not addressed in ASU 2015-03, and the SEC staff would not object to an entity deferring and presenting debt issuance costs as an asset and subsequently amortizing the deferred debt issuance costs ratably over the term of the line of credit arrangement, regardless of whether there are any outstanding borrowings on the line of credit arrangement. The new standard will be effective for us for the fiscal year beginning January 1, 2016 and interim periods thereafter. The Company has elected to continue to present the debt issuance costs associated with line of credit arrangements as assets.
In July 2015, the FASB issued ASU No. 2015-11, Simplifying the Measurement of Inventory, which requires companies to measure inventory at the lower of cost or net realizable value rather than at the lower of cost or market. Net realizable value is the estimated selling price in the ordinary course of business, less reasonably predictable costs of completion, disposal and transportation. The new standard will be effective for the Company for the fiscal year beginning after December 15, 2016, including interim periods within those fiscal years. The Company is currently evaluating the impacts of the adoption of this guidance.
In April 2015, the FASB issued ASU No. 2015-03, Simplifying the Presentation of Debt Issuance Costs, which requires deferred financing costs to be presented in the balance sheet as a direct deduction from the carrying value of the associated debt liability. The new standard will be effective for the Company for the fiscal year beginning January 1, 2016 and interim periods thereafter. The guidance is not expected to have a material impact on the consolidated financial statements. The Company has early adopted the guidance retrospectively for the debt issuance costs related to its Senior Notes as of December 31, 2015 and has adjusted financial statements of prior years.
In August 2014, the FASB issued ASU No. 2014-15, Presentation of Financial Statements - Going Concern. The new standard requires management to evaluate whether there are conditions and events that raise substantial doubt about an entity's ability to continue as a going concern for both annual and interim reporting periods. The guidance is effective for the Company for the fiscal year beginning January 1, 2016 and interim periods thereafter. The guidance is not expected to have a material impact on the consolidated financial statements.
In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606). The comprehensive new standard will supersede existing revenue recognition guidance and require revenue to be recognized when promised goods or services are transferred to customers in amounts that reflect the consideration to which the company expects to be entitled in exchange for those goods or services. Adoption of the new rules could affect the timing of revenue recognition for certain transactions. The guidance permits two implementation approaches, one requiring retrospective application of the new standard with restatement of prior years and one requiring prospective application of the new standard with disclosure of results under old standards. The new standard is to be effective for the fiscal year beginning after December 15, 2017. Companies are able to early adopt the pronouncement, however not before fiscal years beginning after December 15, 2016. The Company is currently evaluating the impacts of the adoption and the implementation approach to be used.